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                                                                 EXHIBIT 10.7

                         EXECUTIVE EMPLOYMENT AGREEMENT

         This Executive Employment Agreement (the "Agreement") is entered into effective as of February 18, 1998 (the "Effective Date") between Dyax Corp. (the "Company"), a Delaware corporation with its principal executive offices at One Kendall Square, Building 600, Cambridge, MA 02139, and Robert A. Dishman ("Executive") residing at 37 Garland Road, Concord, Massachusetts 01742.

                                   ARTICLE 1.
                             EMPLOYMENT OF EXECUTIVE

         1.1. EMPLOYMENT. Subject to the terms and conditions of this Agreement, the Company agrees to employ Executive in a full time capacity to serve as Executive Vice President of the Company and to perform such specific duties as may reasonably be assigned to Executive from time to time by the Board of Directors of the Company for the period commencing on the Effective Date and continuing until terminated as herein provided. Executive hereby accepts such employment for the term hereof.

         1.2. NO CONFLICTING COMMITMENTS. During the period of Executive's full time employment with the Company, Executive will not undertake any commitments which might impair Executive's performance of his duties as a full time employee of the Company.

         1.3. NO RELOCATION. Although Executive is not expected to relocate to the Company's facilities in Charlottesville, Virginia in connection with his employment, Executive will spend sufficient time at the Company's facilities in Charlottesville to effectively manage that business.

                                   ARTICLE 2.
                                  COMPENSATION

         For all services to be rendered by Executive to the Company pursuant to this Agreement, the Company shall pay to Executive the compensation and provide for Executive the benefits set forth below:

         2.1. BASE SALARY. The Company shall pay to Executive a base salary at the annual rate of Two Hundred Thousand Dollars ($200,000) during the first twelve months of this Agreement, prorated during the period Executive is employed hereunder and payable in substantially equal monthly installments. Thereafter, Executive's salary will be reviewed and set annually by the Board of Directors of the Company or a duly appointed committee thereof, provided, however, that Executive's annual salary shall not be less than Two Hundred Thousand Dollars ($200,000) as long as Executive is an Executive Vice President of the Company.
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         2.2.  FRINGE BENEFITS. In addition to Executive's base salary, the
Company shall provide Executive and Executive's dependents medical insurance and other such benefits as are generally made available by the Company to its other full time executive employees.

         2.3. STOCK OPTIONS. The vesting, exercise and other terms of any stock options which have been previously granted to Executive by the Company, as well as other stock options which may hereafter be granted to Executive at the discretion of the Board of Directors of the Company or a duly appointed committee thereof, shall continue in accordance with the terms of the respective stock option grant, unless otherwise provided for herein. The Company agrees to accelerate the vesting of the incentive stock option granted to Executive on October 30, 1997 with respect to 60,000 shares of the Company's Common Stock (the "1997 Option") so the option shall become fully exercisable with respect to all of the shares as of the Effective Date.

         2.4. RESTRICTED STOCK AWARD. The Company agrees to grant Executive a Restricted Stock Award under its 1995 Equity Incentive Plan pursuant to which Executive shall have the right to purchase 120,000 shares (the "Restricted Shares") of the Company's Common Stock as Restricted Stock, at the price of $3.00 per share, in accordance with the terms of the Restricted Stock Purchase Agreement attached hereto as EXHIBIT A (the "Purchase Agreement").

         2.5. LOANS TO EXECUTIVE. Subject to exercise in full by Executive of the 1997 Option and Executive's purchase of the Restricted Stock, the Company agrees to make two loans (the "Loans") to Executive, one in the amount of $93,600 and the other in the amount of $360,000, on the following terms and conditions:

         2.5.1 The Loans shall be subject to Executive's delivery to the Company of (i) duly executed promissory notes in substantially the forms attached hereto as EXHIBITS B-1 AND B-2 in the respective amounts of each of the Loans and (ii) duly executed pledge agreements (the "Pledge Agreements") for each of the Loans in substantially the forms attached hereto as EXHIBITS C-1 AND C-2, (iii) the stock certificates evidencing the shares issued upon exercise of the 1997 Option and the Restricted Shares, and (iv) stock powers duly executed in blank with respect to such shares.

         2.5.2 If Executive's employment with the Company is terminated and the Loans are accelerated in accordance with their terms, the $360,000 Loan shall be paid and discharged first by surrender of any shares of Common Stock still constituting Unvested Shares (as defined in the Purchase Agreement) as of the date of acceleration at a rate of $3.00 per share, and all other amounts due under such Loan as of the date of acceleration, as well as all amounts due with respect to the $93,600 Loan upon its acceleration, shall be paid and discharged, at Executive's election, in cash or by surrender of shares of Common Stock of the Company at the then fair market value thereof, or any combination thereof. For purposes of this Agreement, the fair market value of the Company's capital stock shall mean (i) with respect to securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the average of the high and low sale prices of such securities reported on the Nasdaq Stock Market, or if such securities are not reported on such market, the average of the high and

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         low bid quotations reported by the National Association of Securities
         Dealers ("NASD"), which in each case shall be determined by Dyax in good faith and may be based upon the reports published in the Eastern Edition of The Wall Street Journal or any other reporting service reasonably relied upon by Dyax; and (ii) with respect to securities not registered under the Exchange Act, the fair market value as determined in good faith by the Board of Directors of Dyax.

         2.5.3 So long as Executive is employed by the Company, on each anniversary of the Loans during the term thereof the Company shall forgive the accrued interest due thereon through the date of such anniversary. If Executive's employment is terminated before any such anniversary, the Company shall forgive the accrued interest (i) on the $360,000 Loan through the date of termination and (ii) on the $93,600 Loan through the date of termination or, in the case of a termination pursuant to Sections 3.1.1, 3.1.2 or 3.1.4, through the second anniversary of the date of issue of such Loan if such second anniversary is later than the date of termination.

                                   ARTICLE 3.
                                  TERMINATION

         3.1. TERMINATION. Executive's employment hereunder shall terminate upon the occurrence of any of the following events:

               3.1.1.  Executive's death or legal incapacity;  or

               3.1.2. The termination of Executive's employment hereunder by the Board of Directors of the Company, at its option, to be exercised by written notice to Executive, upon Executive's other incapacity or inability to further perform services as contemplated herein for a period aggregating 90 days or more within any six-month period because Executive's physical or mental health shall have become impaired so as to make it impossible or impractical to perform the duties and responsibilities contemplated hereunder; or

               3.1.3. The termination of Executive's employment hereunder by the Board of Directors of the Company, at its option, to be exercised by written notice to Executive, in the event of Executive's gross neglect of duties hereunder or commission of an act of dishonesty or moral turpitude in connection with employment, as determined in good faith by the Board of Directors; or

               3.1.4. The termination of Executive's employment hereunder by the Board of Directors of the Company, at its option which may be exercised with or without cause, to be exercised by written notice to Executive; or

               3.1.5. The termination of Executive's employment hereunder by Executive, to be exercised by delivery of thirty (30) days prior written notice from Executive to the Company.

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         3.2.  PAYMENTS UPON TERMINATION.  Notwithstanding any other provisions in this Agreement to the contrary:

               3.2.1. If Executive's employment with the Company terminates pursuant to Sections 3.1.1., 3.1.2., 3.1.3., or 3.1.5., all payments and benefits provided to Executive under this Agreement shall cease as of the date of termination of employment.

               3.2.2. If Executive's employment with the Company terminates pursuant to Section 3.1.4., (i) the payment of Executive's base salary and all benefits provided to Executive under this Agreement shall continue for an initial period of six (6) months after the date of termination of employment; (ii) in the event that Executive has not obtained alternative, comparable employment by the end of the initial period of six months, the payment of Executive's base salary and all benefits provided to Executive under this Agreement shall continue for an additional period of six (6) months after the initial period specified in clause (i) of this Section, provided, however, that the amount of any compensation or benefits payable to Executive shall be reduced by any compensation or consulting income earned by Executive during such additional six month period; and (iii) all stock options (as referenced in Section 2.3) held by Executive at his termination date shall become immediately exercisable and shall remain exercisable for a period of ninety (90) days following his termination date.

         3.3. NO DUTY TO MITIGATE. Executive shall not be required to mitigate the amount of any payment provided for in Section 3.2.2.(i) by seeking other employment or otherwise, and the amount of any payment or benefit provided for in Section 3.2.2.(i) shall not be reduced by any compensation earned by Executive as the result of employment by another employer after the date of termination.

                                   ARTICLE 4.
                 COVENANTS AGAINST COMPETITION WITH THE COMPANY

         4.1. NON-SOLICITATION OF EMPLOYEES. Executive agrees that during the term of Executive's employment with the Company and for a period of twelve (12) months after the later of (i) termination of Executive's employment with the Company for any reason or (ii) cessation of payments to Executive pursuant to
Section 3.2.2., Executive shall not directly or indirectly recruit, solicit or otherwise induce or attempt to induce any employees of the Company to leave the employment of the Company.

         4.2. NON-COMPETITION. In the event Executive's employment with the Company is terminated by the Company for any reason other than a termination without cause under Section 3.1.4., Executive agrees that during the term of Executive's employment with the Company and for a period of twelve (12) months after the effective date of his termination (the "Non- competition Period") Executive shall not directly or indirectly, sell, attempt to sell or otherwise market to customers of the Company products or services which are competitive with those offered, sold or provided by the Company or any of its subsidiaries. If Executive's employment

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with the Company is terminated by the Company without cause under Section
3.1.4., the Non-competition Period shall be limited to the period during which the Company is making payments to Executive pursuant to Section 3.2.2., provided, however, that the Company may at its option continue to make such payments for a maximum of twelve (12) months following the effective date of Executive's termination.

                                   ARTICLE 5.
                            CONFIDENTIAL INFORMATION

         5.1. MAINTENANCE OF CONFIDENTIALITY. Executive agrees that Executive will not (except as required in the course of employment with the Company), both during the term of Executive's employment with the Company and for a period of five (5) years thereafter, communicate or divulge to, or use for Executive's own benefit or the benefit of any other person, firm or organization, any confidential and proprietary information of the Company and its subsidiaries.

         5.2. OWNERSHIP OF CONFIDENTIAL INFORMATION. Records, files, memoranda, reports, price lists, customer lists, drawings, plans, sketches and documents and the like , relating to the business of the Company, which Executive shall use or prepare or come into contact with in the course of, in connection with, or as a result of employment with the Company, shall remain the Company's sole and exclusive property.

                                   ARTICLE 6.
                             OWNERSHIP OF INVENTIONS

         6.1. "INVENTION" DEFINED. As used in this Agreement, "Invention" means any invention, discovery or innovation with regard to chromatography, chemistry, enzymology, biotechnology, genetic engineering or recombinant DNA technology, whether or not patentable, made, conceived, or first actually reduced to practice by Executive, alone or jointly with others, in the course of, in connection with, or as a result of his service as an executive of the Company, including any art, method, process, machine, manufacture, design or composition of matter, or any improvement thereof, or any variety of plant or microorganism.

         6.2. DISCLOSURE OF INVENTIONS. Each Invention made, conceived or first actually reduced to practice by Executive, whether alone or jointly with others, in the course of, in connection with, or as a result of his service as an executive of the Company, shall be promptly disclosed in writing to the Company (or such officer of the Company as the Board of Directors may designate). Such report shall be sufficiently complete in technical detail and appropriately illustrated by sketch or diagram to convey to one skilled in the art to which the Invention pertains, a clear understanding of the nature, purpose, operations, and to the extent known, the physical, chemical, biological or electrical characteristics of the Invention.

         6.3. OWNERSHIP OF INVENTIONS. Each Invention, as herein defined, shall be the sole and exclusive property of the Company.

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         6.4.  ASSIGNMENT OF TITLE. Executive agrees to execute an assignment to the Company or its nominee of Executive's entire right, title and interest in and to any Invention, without compensation beyond that provided in this Agreement. Executive further agrees, upon the request of the Company and at its expense, that Executive will execute any other instrument and document necessary or desirable in applying for and obtaining patents in the United States and in any foreign country with respect to any Invention. Executive further agrees, whether or not Executive is then an employee of the Company, to cooperate to the extent and in the manner reasonably requested by the Company in the prosecution or defense of any claim involving a patent covering any Invention or any litigation or other claim or proceeding involving any invention covered by this Agreement, but all expenses thereof shall be paid by the Company.

                                   ARTICLE 7.
                                  MISCELLANEOUS

         7.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

         7.2. BINDING EFFECT. This Agreement shall inure to benefit of and be binding upon the parties hereto and their respective lawful successors and assigns and upon Executive's heirs and personal representatives.

         7.3. ASSIGNMENT. Neither this Agreement nor any rights or obligations hereunder shall be assignable by either party hereto without the prior written consent of the other party.

         7.4. NOTICES. All notices, requests, demands or other communications to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, as follows.

         If to the Company, to:

         Dyax Corp.
         One Kendall Square, Building 600
         Cambridge, Massachusetts 02139
         Attention: Chief Executive Officer

         If to Executive, to:

         37 Garland Road
         Concord, Massachusetts 01742

         with a copy to:

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         Joseph B. Darby III, Esq.
         Sherburne, Powers & Needham, P.C.
         One Beacon Street
         Boston, Massachusetts 02108

or such other address as either party hereto shall have designated by notice in writing to the other party.

         7.5. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the attached exhibits constitute the entire agreement and understanding between the parties hereto with respect the subject matter hereof and supersedes all prior agreements and understanding relating to such subject matter, including without limitation the Executive Employment Agreement dated April 1, 1994 between the parties. This Agreement may be amended, supplemented or otherwise modified at any time, but only by an instrument in writing signed by the parties hereto.

         7.6. GOVERNING LAW. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         7.7. SEVERABILITY. In case any provision hereof shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein. If any provision hereof shall, for any reason, be held by a court to be excessively broad as to duration, geographical scope, activity or subject matter, it shall be construed by limiting and reducing it to make it enforceable to the extent compatible with applicable law as then in effect.

         7.8. SURVIVAL. Section 2.5, 3.2.2 and Articles 4, 5 and 6 shall survive the termination of this Agreement for the periods of time indicated therein or indefinitely if no period of time is indicated.

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         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date first above written.

DYAX CORP.


By: /s/ Henry E. Blair
    ---------------------------
    Henry E. Blair
    Chairman, President & CEO


/s/ Robert A. Dishman
-------------------------------
Robert A. Dishman, individually

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                                                                      EXHIBIT A

                                   DYAX CORP.

                       RESTRICTED STOCK PURCHASE AGREEMENT

         This Restricted Stock Purchase Agreement (this "Agreement") is dated as of February __, 1998 (the "Effective Date"), by and between Dyax Corp., a Delaware corporation (the "Company"), and Robert A. Dishman ("Purchaser").

                                    RECITALS

         A. The Company and Purchaser have entered into an Executive Employment Agreement (the "Employment Agreement") of even date herewith which provides in part that the Company shall issue and sell certain "Restricted Stock" to Executive on the terms herinafter set forth.

         B. The Company desires to issue and sell, and Purchaser desires to purchase, shares of Common Stock of the Company, on the terms and conditions hereinafter set forth, as "Restricted Stock" issued pursuant to the Company's 1995 Equity Incentive Plan (as amended to date, the "Plan"). Capitalized terms not otherwise defined herein have the meanings given to them in the Plan.

         Accordingly, it is agreed between the parties as follows:

         1. Purchaser hereby agrees to purchase from the Company, and the Company agrees to sell to Purchaser, 120,000 shares (hereinafter sometimes collectively referred to as the "Stock") of the Company's Common Stock, par value $0.01 per share, for a purchase price of $3.00 per share, payable at the closing in cash or by delivery of a secured promissory note of Purchaser in form and on terms satisfactory to the Company. The closing hereunder shall be deemed to have occurred on the Effective Date or at such later date, not later than fifteen days thereafter, as the Company receives payment of the purchase price.

         2. For the purposes of this Section 2, the shares of Stock purchased pursuant to this Agreement shall vest in twenty-four (24) substantially equal monthly installments (any fractional shares to be cumulated and to become exercisable at the end of the earliest succeeding monthly period in which a whole share equivalent is accumulated) beginning on the twenty-fifth monthly anniversary of the Effective Date, with all shares being fully vested on the fourth anniversary of the Effective Date; provided, however, that such vesting shall be accelerated and all of the Stock shall become fully vested on the occurrence of a Vesting Event. "Vesting Event" shall mean (i) an underwritten public offering of the Company's capital stock or (ii) any merger, consolidation or other sale of the Company involving a transaction or series of simultaneous transactions in which the stockholders of the Company immediately before the transaction(s) own less than 50% of the capital stock of the resulting or purchasing entity immediately after completion of the transaction(s).

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              (a)  All of the shares of Stock being purchased by Purchaser pursuant to this Agreement that are not vested (the "Unvested Shares") shall be subject to the repurchase right ("Repurchase Right") set forth in this Section
2. If Purchaser shall cease to employed by the Company, then the Company may exercise the Repurchase Right, as provided in Section 2(b) below, at the $3.00 purchase price per share set forth in Section 1 above (the "Repurchase Price") with respect to all the Unvested Shares as of the date of such termination; provided, however, that if Executive is terminated by the Company without cause pursuant to Section 3.1.4 of the Employment Agreement, then (i) no repurchase shall occur before 180 days after the date of such termination and (ii) the Repurchase Right shall terminate if a Vesting Event occurs before 180 days after such termination. Notwithstanding the foregoing, all shares of Stock shall be subject to the First Refusal right set forth in Section 3 hereof.

              (b) In the event Purchaser shall cease to be employed by the Company (including a parent or subsidiary of the Company, if any), the Company shall have the right, at any time within sixty (60) days after the date Purchaser's employment ceases, to exercise the Repurchase Right, which consists of the right to purchase from Purchaser (or his personal representative, as the case may be) all Unvested Shares at the Repurchase Price; provided, however, that if Purchaser's employment has been terminated without cause pursuant to
Section 3.1.4 of the Employment Agreement, then the Repurchase Right may only be exercised by the Company after 180 days, and before 240 days, after the date of such termination.

              (c) If Purchaser is required to transfer his shares of Stock by operation of law (other than death of Purchaser) or by order or decree of any court, then the Company shall have the option, exercisable at any time during the period of sixty (60) days after receiving notice thereof, to purchase all of the Unvested Shares for the Repurchase Price and upon the terms as set forth in
Section 4. Failure of the Company to elect to purchase Purchaser's Unvested Shares of Stock under this Section 2 shall not affect the right to purchase the same shares under Section 3(a) in the event of a proposed sale, assignment, transfer, exchange, pledge or other disposition by or to any receiver, petitioner, assignee, transferee or other person obtaining an interest in said shares.

              (d) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's provision of services to the Company, for any reason, with or without cause.

         3. (a) So long as the First Refusal Right has not terminated as set forth in Section 3(f) below, Purchaser shall not sell or otherwise transfer any shares of Stock unless prior to any sale or other transfer thereof, Purchaser (or his personal representative, as the case may be) shall provide the Company with written notice, in the manner provided in Section 14 hereof, describing the number of shares of Stock intended to be sold or transferred, the price and the general terms of the proposed sale or transfer.

              (b)  The Company shall have the right (the "First Refusal
Right") at any time within sixty (60) days after the notice required by Section 3(a) above to purchase from Purchaser (or his personal representative, as the case may be) up to but not exceeding the number of shares

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of the Stock specified in, and at the price (the "First Refusal Price") and upon the general terms specified in such notice.

              (c) If the First Refusal Right is not exercised with respect to some or all the shares of the Stock specified in the notice required by
Section 3(a) hereof, then for a period of 120 days, Purchaser (or his personal representative, as the case may be) shall be free to sell, or otherwise transfer, up to but not exceeding the number of shares of the Stock specified in the notice required by Section 3(a) hereof, minus the number of shares of the Stock with respect to which the First Refusal Right was exercised, at a price and upon general terms no more favorable to purchasers or transferees thereof than specified in the notice required by Section 3(a) hereof.

              (d) In the event that any shares of the Stock which are free to be sold or otherwise transferred within said 120-day period are not so transferred, such shares of the Stock shall again be subject to the First Refusal Right and Purchaser (or his personal representative, as the case may be) shall comply with all the provisions of this Section 3 prior to selling or otherwise transferring any such shares of the Stock.

              (e) Failure to exercise the First Refusal Right with respect to any shares of the Stock shall not constitute a waiver of the First Refusal Right with respect to any other shares of the Stock.

              (f) The First Refusal Right shall continue after Purchaser's death or the termination of Purchaser's employment with the Company for any reason, or no reason, and shall terminate only upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock of the Company to the public at a public offering price of not less than $4.50 per share (as adjusted for stock splits, stock dividends, distributions or subdivisions) and resulting in gross proceeds to the Company of not less than Ten Million Dollars ($10,000,000).

              (g) Notwithstanding the foregoing, Purchaser may transfer any vested shares of Stock (a "Permitted Transfer") to or for the benefit of any Permitted Transferee (as defined below) without complying with the provisions of Sections 3(a) and 3(b), provided that such shares shall remain subject to this Agreement and such Permitted Transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. For the purposes of this Agreement, a "Permitted Transferee" shall mean (i) any pledgee pursuant to a pledge of the shares of Stock made pursuant to a bona fide loan transaction that creates a security interest; or (b) any spouse, child or grandchild, or to a trust for their benefit or for the benefit of Purchaser, whether such transfer is made upon death or by intervivos transfer.

         4. The Repurchase Right and the First Refusal Right shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 14 hereof. The Repurchase Price or the First Refusal Price, as the case may be, shall be payable,

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at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or in cash (by check) or both.

         5.   The Company may assign its rights under Sections 2 and 3 hereof.

         6. If, from time to time during the term of the Repurchase Right or the First Refusal Right:

              (a) There is any stock dividend or liquidating dividend of cash/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

              (b) There is any consolidation, merger or sale of all or substantially all, of the assets of the Company unless such consolidation, merger or sale is with a publicly-owned corporation and the aggregate market value of the securities or other property the stockholders of the Company receive is in excess of Ten Million Dollars ($10,000,000), then, in such event, any and all new, substituted or additional securities or other property (other than cash) to which Purchaser is entitled by reason of his ownership of Stock shall be immediately subject to the Repurchase Right or the First Refusal Right, as the case may be, and be included in the word "Stock" for all purposes of the Repurchase Right and the First Refusal Right with the same force and effect as the shares of Stock subject to the Repurchase Right and the First Refusal Right under the terms of Section 2 and 3 hereof. While the total Repurchase Price shall remain the same after each such event, the Repurchase Price per share of Stock upon exercise of the Repurchase Right shall be appropriately adjusted. Stock acquired as provided in clauses (a) or (b) above shall be deemed to have been acquired at the time of acquisition of the Stock on which such Stock was distributed.

         7. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

              (a) "Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to a repurchase right and a first refusal right contained in a certain agreement between the record holder hereof and the corporation, a copy of which will be mailed to any holder of this certificate without charge after receipt by the corporation of a written request therefor."

              (b) Any legend required to be placed thereon by federal or state securities laws.

         8. Purchaser acknowledges that he is aware that the Stock to be issued to him by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended. In this connection, Purchaser warrants and represents to the Company as follows:

              (a) Purchaser is purchasing the Stock solely for its own account for investment and not with a view to or for sale or distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof. Purchaser also represents that the entire legal and beneficial interest of the Stock which Purchaser is purchasing is being purchased for, and will be held for the account of, Purchaser only and neither in whole nor in part for any other person.

              (b) Purchaser has heretofore discussed the Company and its plans, operations and financial condition with its officers and Purchaser has heretofore received all such information as Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Stock of the Company and Purchaser further represents and warrants that Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

              (c) Purchaser realizes that its purchase of the Stock will be a highly speculative investment and that Purchaser is able, without impairing its financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on his investment.

              (d) The Company has disclosed (or hereby does disclose) to Purchaser in writing:

                   (i) the sale of the Stock which it is purchasing has not been registered under the Securities Act of 1933, as amended (the "Act"), and the Securities must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;

                   (ii) the share certificate representing the Stock will be stamped with the legends restricting transfer specified in this Agreement between the Company and Purchaser; and

                   (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

              (e) Purchaser understands that the shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of sale of the Stock to it, and even then will not be available unless (i) a public trading market then exists for the Stock of the Company, (ii) adequate current public information concerning the Company is then available to the public, (iii) it has been the beneficial owner and it has paid the full purchase price for the Stock at least two years prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made by it only in limited amounts in accordance with such terms and conditions, as amended from time to time.

              (f) Without in any way limiting its representations set forth above, Purchaser further agrees that it shall in no event make any disposition of all or any portion of the Stock which it is purchasing unless and until:

                   (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement: or

                   (ii) (A) It shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of circumstances surrounding the proposed disposition, (B) it shall have furnished the Company with an opinion of its own counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of its counsel shall have been concurred in by counsel for the Company and the Company shall have advised it of such concurrence.

         9. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. In the event of a sale of Stock by Purchaser pursuant to Section 3(c) hereof, Purchaser shall furnish to the Company proof that such sale was made in compliance with the provisions of Section 3(c) hereof as to price and general terms of such sale.

         10. Subject to the provisions of this Agreement, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Stock.

         11. If Purchaser makes an election under Section 83(b) of the Code, he will provide a copy thereof to the Company within thirty days of the filing of such election with the Internal Revenue Service.

         12. Purchaser shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of the Restricted Stock no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including the Restricted Stock, valued at Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to Purchaser.

         13. Any determination by the Committee under, or interpretation of the terms of, this Agreement or the Plan will be final and binding on Purchaser.

         14. Any notice required or permitted hereunder by any party hereto shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the

United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at such other party's address hereinafter shown below such other party's signature or at such other address as such other party may have designated by ten days' advance written notice to such party.

         15. This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon Purchaser and his heirs, executors, administrators, successors and assigns.

         16. This Agreement shall be governed by and interpreted under the laws of the State of Delaware.

         17. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.


                                   DYAX CORP.

                                   By:
                                       ------------------------------------
                                           Henry E. Blair
                                           President

                                           Address: One Kendall Square
                                                    Building 600, 5th Floor
                                                    Cambridge, MA  02139


                                   PURCHASER:


                                   ----------------------------------------
                                   Robert A. Dishman, individually

                                           Address: 37 Garland Road
                                                    Concord, MA 01742

                                                                    EXHIBIT B-1

                                 PROMISSORY NOTE

$93,600.00                                             Cambridge, Massachusetts
                                                              February 18, 1998

         For value received, the undersigned Robert A. Dishman of Concord, Massachusetts 01742 (the "Borrower") promises to pay to Dyax Corp. ("Dyax"), the principal sum of Ninety-Three Thousand Six Hundred Dollars ($93,600.00), with interest on the unpaid principal balance at a rate of five and sixty-nine/hundredths percent (5.69%) per annum, or if higher, at such rate as may be necessary from time to time to avoid the imputation of interest under sections 1274 or 7872 of the Internal Revenue Code of 1986 (or corresponding provisions of subsequent laws), as amended. Interest shall accrue from the date hereof on the unpaid principal balance and shall be due and payable annually on each February 18. The principal amount of this note and all accrued and unpaid interest thereon shall be due and payable on February 18, 2002; provided, however, that if a Vesting Event (as defined in the Restricted Stock Purchase Agreement (the "Purchase Agreement") dated as of February 18, 1998 between the Borrower and Dyax) has occurred, the foregoing shall be due and payable on the later of (i) the Vesting Event and (ii) February 18, 2000. Except as otherwise provided in Section 2.5.3 of the Executive Employment Agreement (the "Employment Agreement") dated as of February 18, 1998 between the Borrower and Dyax, payments of principal and interest shall be made in lawful money of the United States of America at the principal office of Dyax in Massachusetts, or by check mailed to such other place as the holder hereof shall designate.

         At the option of the holder, this note shall immediately become due and payable upon occurrence of any of the following events (each an "Event of Default"): (i) default in the payment of any installment of principal or interest due hereunder and not otherwise forgiven under the Employment Agreement; (ii) termination of the Borrower's employment as an officer of Dyax other than a termination pursuant to Sections 3.1.1 or 3.1.2 of the Employment Agreement or a termination without cause pursuant to Section 3.1.4 of the Employment Agreement.

         The unpaid balance hereof may be paid in part or in full at any time without penalty. All prepayments shall be applied first to the payment of principal.

         This note is secured pursuant to a certain Pledge Agreement (as the same may be amended from time to time, hereinafter referred to as the "Pledge Agreement"), dated as of February 18, 1998 granted by the Borrower in favor of Dyax, and Dyax by its acceptance hereof, shall be entitled to the benefits, and subject to the terms, of the Pledge Agreement.

         The undersigned agrees to pay, upon maturity (by acceleration or otherwise), costs of collection, including reasonable attorneys' fees.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder; nor shall any delay, omission or waiver on any occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every indorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

         All rights and obligations hereunder shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.


                                                -------------------------------
                                                Robert A. Dishman, individually

                                                                    EXHIBIT B-2

                                 PROMISSORY NOTE

$360,000.00                                            Cambridge, Massachusetts
                                                              February 18, 1998

         For value received, the undersigned Robert A. Dishman of Concord, Massachusetts 01742 (the "Borrower") promises to pay to Dyax Corp. ("Dyax"), the principal sum of Three Hundred Sixty Thousand Dollars ($360,000.00), with interest on the unpaid principal balance at a rate of five and sixty-nine/hundredths percent (5.69%) per annum, or if higher, at such rate as may be necessary from time to time to avoid the imputation of interest under sections 1274 or 7872 of the Internal Revenue Code of 1986 (or corresponding provisions of subsequent laws), as amended. Interest shall accrue from the date hereof on the unpaid principal balance and shall be due and payable annually on each February 18. The principal amount of this note and all accrued and unpaid interest thereon shall be due and payable on February 18, 2002; provided, however, that if a Vesting Event (as defined in the Restricted Stock Purchase Agreement (the "Purchase Agreement") dated as of February 18, 1998 between the Borrower and Dyax) has occurred, the foregoing shall be due and payable on the later of (i) the Vesting Event and (ii) February 18, 2000. Except as otherwise provided in Section 2.5.3 of the Executive Employment Agreement (the "Employment Agreement") dated as of February 18, 1998 between the Borrower and Dyax, payments of principal and interest shall be made in lawful money of the United States of America at the principal office of Dyax in Massachusetts, or by check mailed to such other place as the holder hereof shall designate.

         At the option of the holder, this note shall immediately become due and payable upon occurrence of any of the following events (each an "Event of Default"): (i) default in the payment of any installment of principal or interest due hereunder and not otherwise forgiven under the Employment Agreement; (ii) termination of the Borrower's employment as an officer of Dyax other than a termination without cause pursuant to Section 3.1.4 of the Employment Agreement; and (iii) in the case of any termination without cause pursuant to Section 3.1.4 of the Employment Agreement, the earlier of (A) a Vesting Event, and (B) the date of Dyax's repurchase of any of the Borrower's Unvested Shares (as defined in the Purchase Agreement).

         The unpaid balance hereof may be paid in part or in full at any time without penalty. All prepayments shall be applied first to the payment of principal.

         This note is secured pursuant to a certain Pledge Agreement (as the same may be amended from time to time, hereinafter referred to as the "Pledge Agreement"), dated as of February 18, 1998 granted by the Borrower in favor of Dyax, and Dyax by its acceptance hereof, shall be entitled to the benefits, and subject to the terms, of the Pledge Agreement.

         The undersigned agrees to pay, upon maturity (by acceleration or otherwise), costs of collection, including reasonable attorneys' fees.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder; nor shall any delay, omission or waiver on any occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every indorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

         All rights and obligations hereunder shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.


                                                -------------------------------
                                                Robert A. Dishman, individually

                                                                    EXHIBIT C-1

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement") dated as of February 18, 1998 is made by Robert A. Dishman (the "Borrower"), residing at 37 Garland Road, Concord, Massachusetts 01742, in favor of Dyax Corp. ("Dyax"), a Delaware corporation with its principal place of business at One Kendall Square, Building 600, Cambridge, Massachusetts 02139.

                                    RECITALS

         1. Dyax has agreed to make a $93,600 loan (the "Loan") to the Borrower on or after the date hereof evidenced by a promissory note of the Borrower in the original principal amount of $93,600 (the "Note").

         2. Dyax is willing to make the Loan upon the condition, among others, that the Borrower enter into this Agreement to secure the Liabilities (as defined in Section 11 hereof).

         NOW, THEREFORE, for and in consideration of the premises and the Loan made by Dyax and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Borrower represents, warrants, covenants and agrees as follows:

         1. PLEDGE. To secure the prompt, punctual, and faithful performance of all and each of the present and future Liabilities of the Borrower to Dyax, the Borrower hereby grants to Dyax, a security interest in and to, and assigns, pledges, and delivers to Dyax certificates representing certain shares of the Common Stock of Dyax issued to the Borrower as of the date hereof or issuable to the Borrower hereafter ("Pledged Securities"), together with appropriate undated stock powers duly executed in blank, and all products, proceeds, substitutions, additions, interest, dividends, and other distributions in respect thereto, as described in Section 2 below (all of which are referred to hereinafter as the "Collateral").

         2. STOCK DIVIDENDS, DISTRIBUTIONS, ETC. If, while this Agreement is in effect, the Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), whether as an addition to, in substitution of or in exchange for any shares of any Pledged Securities, or otherwise, the Borrower agrees to accept the same as agent for Dyax and to hold the same in trust on behalf of and for the benefit of Dyax and to deliver the same forthwith to Dyax in the exact form received, with the indorsement of the Borrower when necessary and/or with appropriate undated stock powers duly executed in blank, to be held by Dyax as part of the Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of Dyax or pursuant to the reorganization thereof, the property so distributed shall be delivered to Dyax as Collateral. All sums of money and property so paid or distributed in respect of the Pledged Securities which are received by the Borrower shall, until paid or delivered to Dyax, be held by the Borrower in trust as Collateral.

         3.   CASH DIVIDENDS; VOTING RIGHTS. Unless a Default (as defined in
Section 6) has occurred and is continuing, the Borrower shall be entitled to receive all cash dividends paid in respect of the Pledged Securities, to vote the Pledged Securities and to give consents, waivers and ratifications, and to take other action in respect of the Pledged Securities. After the occurrence and during the continuance of any Default, Dyax shall have the right, upon notice to the Borrower, to receive all cash dividends paid in respect of the Pledged Securities and to exercise voting rights as specified in Section 7 below.

         4. BORROWER'S REPRESENTATIONS. The Borrower hereby represents, warrants and covenants as follows:

              (a) The Borrower has the full power, authority and legal right to enter into this Agreement to be bound hereby and to perform and observe the terms and conditions hereof, and is in compliance with all applicable material laws, rules and regulations.

              (b) This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against him in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and to moratorium laws from time to time in effect and to general principles of equity.

              (c) The execution, delivery and performance by the Borrower of this Agreement does not and will not (i) violate or constitute a default under any provision of any agreement, note or instrument which is binding upon the Borrower or by which his properties are bound or materially affected, or any law, rule or regulation, order writ, injunction or decree of any court or governmental instrumentality or any contractual restriction binding on the Borrower, or (ii) require any filing with or consent or other act by or in respect of any governmental authority or other person or entity (other than the filing of the appropriate number of UCC-1 financing statements covering the Pledged Securities, if necessary, and any consent obtained by the Borrower prior to the date hereof) or (iii) constitute a default thereunder or result in the imposition or require the creation of any lien or charge (other than those created, continued or otherwise contemplated hereby) upon the assets of the Borrower.

              (d) The Pledged Securities consist of not fewer than 60,000 shares of Common Stock of Dyax and are held and owned by the Borrower free and clear of all liens, encumbrances, attachments, security interests, pledges and charges, other than those in favor of Dyax.

         5.   BORROWER'S COVENANTS. The Borrower shall

              (a) if the Collateral is in the form of a certificated security, within the meaning of the Uniform Commercial Code, as adopted in the Commonwealth of Massachusetts (the "Code"), surrender possession of the Collateral to Dyax;

              (b) if the Collateral is in the form of an uncertificated security, within the meaning of the Code, cause Dyax to record this pledge in the records of Dyax relating to the Pledged Securities;

              (c) execute all such instruments, documents, and papers, and will do all such acts as Dyax may reasonably request now and from time to time hereafter with respect to the perfection of the security interest granted herein and the assignment effected hereby, including without limitation making payments of the proceeds of the Loan and such additional amounts as are necessary to cause the current pledgee of the certificates for the Pledged Securities to deliver such certificates to Dyax;

              (d) keep the Collateral free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges, except in favor of Dyax or created by Dyax;

              (e) deliver to Dyax, if and when received by the Borrower, any item representing or constituting any of the Collateral or, except as otherwise provided herein, proceeds of Collateral;

              (f) not cause or permit any of the Collateral presently evidenced by a written certificate to be converted to uncertificated securities, except on request of Dyax; and

              (g) not exercise any right with respect to the Collateral which would dilute or otherwise adversely affect Dyax's rights to the Collateral.

         6. DEFAULT. Upon the occurrence of a Default, any and all Liabilities of the Borrower to Dyax shall become immediately due and payable at the option of Dyax and without further notice or demand, in addition to which Dyax may exercise Dyax's rights and remedies upon Default, as set forth hereinafter. For purposes of this Agreement, a "Default" under this Agreement shall mean any of the following events: (i) an Event of Default under any Note, (ii) any representation or warranty made by the Borrower in this Agreement being untrue in any material respect when made, or (iii) failure of the Borrower to observe or perform any other covenant, agreement or other term of this Agreement and the continuation of such failure without it having been duly cured for a period of thirty (30) days after written notice thereof given by Dyax to the Borrower.

         7. EFFECT OF DEFAULT. Upon the occurrence of any Default, and at any time thereafter, unless and until the Default may be cured, Dyax shall have the right to apply the Collateral toward the satisfaction of the Liabilities, to sell or otherwise dispose of the Collateral and/or enforce and collect the Collateral for application towards (but not necessarily in complete satisfaction) of the Liabilities, in addition to all of the rights and remedies of a secured party upon default under the Code. The Borrower shall remain liable to Dyax for any deficiency remaining following such application to any Liabilities. Any and all shares of the Pledged Securities may be registered in the name of Dyax or its nominee, and Dyax or its nominee may thereafter without further notice exercise all voting and corporate rights at any meeting of any issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Securities as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer or upon the exercise by any issuer or Dyax or such nominee of any right, privilege or option pertaining to any shares of the Pledged Securities, and, in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Dyax shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing so long as it acts in good faith. The Borrower acknowledges that any exercise by Dyax of Dyax's rights upon default may be subject to compliance by Dyax with state and/or federal law governing the sale of securities. Except as otherwise provided herein, the net proceeds which Dyax shall receive from the sale of the Collateral, in accordance with the provisions hereof, shall be applied in the following manner: First, to the payment of all costs and expenses incurred by Dyax in connection with the administration and enforcement of, or the preservation of any rights under, or otherwise in connection with this Agreement (including, without limitation, the costs and expenses of retaking, holding, preparing for sale or selling of any Collateral and the reasonable fees and disbursements of its counsel and agents); Second, to the payment of all other Liabilities in such order of priority as Dyax may determine in its sole discretion; and Third, as otherwise provided by applicable law.

         8.   PRIVATE PLACEMENTS.

              (a) The Borrower recognizes that Dyax may be unable to effect a public sale of any or all of the Pledged Securities by reason of certain prohibitions contained in the federal securities laws and applicable state or foreign securities law, but may resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Dyax shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities law, or under applicable state securities law, even if the issuer would agree to do so.

              (b) The Borrower further agrees to use commercially reasonable efforts to do or cause to be done all such other acts and things (other than effect the registration of the Pledged

Securities under applicable federal, state or foreign laws) as may be necessary to make such sale or sales of any portion or all of the Pledged Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Borrower's expense. The Borrower further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Dyax, and that Dyax will have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Borrower.

         9. APPOINTMENT OF DYAX AS ATTORNEY-IN-FACT. In furtherance of the remedies provided in Sections 7 and 8, the Borrower hereby designates Dyax as and for the attorney-in-fact of the Borrower after the occurrence and during the continuance of a Default to endorse in favor of Dyax any of the Collateral, to cause the transfer of any of the Collateral in such name as Dyax may from time to time determine, to cause the issuance of certificates for book entry and/or uncertificated securities, and to make demand and to initiate actions to accomplish the purposes of this Agreement. In connection with any action to enforce any of the Collateral, Dyax may make such compromise or settlement with respect to the Collateral as Dyax determines to be appropriate. After and during the continuance of a Default, and in furtherance of the remedies provided in Sections 7 and 8, Dyax shall also have and may exercise at any time all rights, remedies, powers, and discretions of the Borrower with respect to and under the Collateral. The within designation, being coupled with an interest, is irrevocable until the within instrument is terminated by a written instrument executed by a duly authorized officer of Dyax. Dyax shall not be liable for any act or omission to act pursuant to this Paragraph except for any act or omission to act which is in actual bad faith or which is grossly negligent.

         10. CUMULATIVE REMEDIES. The rights, remedies, powers, privileges, and discretions of Dyax hereunder (hereinafter, "Dyax's Rights And Remedies") shall be cumulative and not exclusive of any rights or remedies which it otherwise may have. No delay or omission by Dyax in exercising or enforcing any of Dyax's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by Dyax of any Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No exercise of any of Dyax's Rights and Remedies and no other agreement or transaction of whatever nature entered into between Dyax and the Borrower at any time shall preclude any other exercise of Dyax's Rights and Remedies. No waiver by Dyax of any of Dyax's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of Dyax's Rights and Remedies and all of Dyax's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by Dyax at such time or times and in such order of preference as Dyax in its sole discretion may determine.

         11. DEFINITION OF LIABILITIES. "Liabilities" shall mean (i) all indebtedness, obligations and liabilities of the Borrower, whether of principal, interest, fees, expenses or otherwise, now existing or hereafter contracted or incurred under or in connection with the Loan and any and all extensions, renewals, refinancings and refunding of any such indebtedness in whole or in part, (ii) all costs and expenses incurred by Dyax in the collection of any of such Borrower indebtedness, including without limitation reasonable attorneys' fees and legal expenses, and (iii) all future advances made by Dyax for the protection or preservation of the Collateral or any portion thereof.

         12.  WAIVERS BY BORROWER. The Borrower

              (a) waives presentment, demand, notice, and protest with respect to the Liabilities and the Collateral; and

              (b)   waives any delay on the part of Dyax; and

              (c) assents to any indulgence or waiver which Dyax may grant or give to the Borrower or any other person liable or obliged to Dyax for or on the Liabilities; and

              (d) agrees that no release of any property securing the Liabilities shall affect the rights of Dyax with respect to the Collateral hereunder; and

              (e) if entitled thereto, waives the right to notice and/or hearing prior to Dyax's exercising of Dyax's rights and remedies hereunder upon default.

         13. PARTIAL RELEASE UPON PAY-DOWN OF THE NOTE. Upon written notice from the Borrower that he wishes to sell some or all of the Pledged Securities and apply the proceeds of such sale to amounts due under the Note, Dyax agrees to deliver promptly to a broker designated by the Borrower and reasonably satisfactory to Dyax certificates representing such Pledged Securities, provided that such instructions include or are accompanied by irrevocable instruction from the Borrower (with signature guarantee) to the broker requiring that the net proceeds from the sale of such Pledged Securities be delivered by check payable to Dyax and that a certificate for any shares of the Pledged Securities remaining unsold be returned to Dyax.

         14. DUTIES OF DYAX. Dyax shall have no duty as to the collection or protection of the Collateral or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the possession of Dyax and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. Dyax's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

         15. BINDING AGREEMENT. This Agreement shall be binding upon the Borrower and upon the Borrower's representatives, successors, and assigns, and shall enure to the benefit of Dyax and its successors and assigns.

         16. COMPLETE AGREEMENT. This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations among Dyax and the Borrower concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be Dyax, then by a duly authorized officer thereof other than the Borrower.

         17. USE OF ORIGINALS. This Agreement and all other documents in Dyax's possession which relate to the Liabilities may be reproduced by Dyax by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and, with the exception of instruments constituting the Collateral, Dyax may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is an existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile, or further reproduction shall likewise be admissible in evidence.

         18. NOTICES. All notices, requests, demands and other communications to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or overnight courier or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to receive notice at its or his respective address set forth in the first paragraph of this Agreement or such other address as such party shall have designated by notice in writing to the other party in accordance with this section.

         19. GOVERNING LAW. This Agreement, and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the Commonwealth of Massachusetts. The Borrower submits to the jurisdiction of the courts of said Commonwealth for all purposes with respect to this Agreement and the Borrower's relationships with Dyax.

         20. SEALED INSTRUMENT. It is intended that this Agreement take effect as a sealed instrument.

         IN WITNESS WHEREOF, the undersigned has executed the foregoing Pledge Agreement as of the date first above written.



                                          -------------------------------
                                          Robert A. Dishman, individually

                                                                   EXHIBIT C-2

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement") dated as of February 18, 1998 is made by Robert A. Dishman (the "Borrower"), residing at 37 Garland Road, Concord, Massachusetts 01742, in favor of Dyax Corp. ("Dyax"), a Delaware corporation with its principal place of business at One Kendall Square, Building 600, Cambridge, Massachusetts 02139.

                                    RECITALS

         (a) Dyax has agreed to make a $360,000 loan (the "Loan") to the Borrower on or after the date hereof evidenced by a promissory note of the Borrower in the original principal amount of $360,000 (the "Note").

         (b) Dyax is willing to make the Loan upon the condition, among others, that the Borrower enter into this Agreement to secure the Liabilities (as defined in Section 11 hereof).

         NOW, THEREFORE, for and in consideration of the premises and the Loan made by Dyax and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Borrower represents, warrants, covenants and agrees as follows:

         1. PLEDGE. To secure the prompt, punctual, and faithful performance of all and each of the present and future Liabilities of the Borrower to Dyax, the Borrower hereby grants to Dyax, a security interest in and to, and assigns, pledges, and delivers to Dyax certificates representing certain shares of the Common Stock of Dyax issued to the Borrower as of the date hereof or issuable to the Borrower hereafter ("Pledged Securities"), together with appropriate undated stock powers duly executed in blank, and all products, proceeds, substitutions, additions, interest, dividends, and other distributions in respect thereto, as described in Section 2 below (all of which are referred to hereinafter as the "Collateral").

         2. STOCK DIVIDENDS, DISTRIBUTIONS, ETC. If, while this Agreement is in effect, the Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), whether as an addition to, in substitution of or in exchange for any shares of any Pledged Securities, or otherwise, the Borrower agrees to accept the same as agent for Dyax and to hold the same in trust on behalf of and for the benefit of Dyax and to deliver the same forthwith to Dyax in the exact form received, with the indorsement of the Borrower when necessary and/or with appropriate undated stock powers duly executed in blank, to be held by Dyax as part of the Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of Dyax or pursuant to the reorganization thereof, the property so distributed shall be delivered to Dyax as Collateral. All sums of money and property so paid or distributed in respect of the Pledged Securities which are received by the Borrower shall, until paid or delivered to Dyax, be held by the Borrower in trust as Collateral.

         3.   CASH DIVIDENDS; VOTING RIGHTS. Unless a Default (as defined in
Section 6) has occurred and is continuing, the Borrower shall be entitled to receive all cash dividends paid in respect of the Pledged Securities, to vote the Pledged Securities and to give consents, waivers and ratifications, and to take other action in respect of the Pledged Securities. After the occurrence and during the continuance of any Default, Dyax shall have the right, upon notice to the Borrower, to receive all cash dividends paid in respect of the Pledged Securities and to exercise voting rights as specified in Section 7 below.

         4. BORROWER'S REPRESENTATIONS. The Borrower hereby represents, warrants and covenants as follows:

              (a) The Borrower has the full power, authority and legal right to enter into this Agreement to be bound hereby and to perform and observe the terms and conditions hereof, and is in compliance with all applicable material laws, rules and regulations.

              (b) This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against him in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and to moratorium laws from time to time in effect and to general principles of equity.

              (c) The execution, delivery and performance by the Borrower of this Agreement does not and will not (i) violate or constitute a default under any provision of any agreement, note or instrument which is binding upon the Borrower or by which his properties are bound or materially affected, or any law, rule or regulation, order writ, injunction or decree of any court or governmental instrumentality or any contractual restriction binding on the Borrower, or (ii) require any filing with or consent or other act by or in respect of any governmental authority or other person or entity (other than the filing of the appropriate number of UCC-1 financing statements covering the Pledged Securities, if necessary, and any consent obtained by the Borrower prior to the date hereof) or (iii) constitute a default thereunder or result in the imposition or require the creation of any lien or charge (other than those created, continued or otherwise contemplated hereby) upon the assets of the Borrower.

              (d) The Pledged Securities consist of not fewer than 120,000 shares of Common Stock of Dyax and are held and owned by the Borrower free and clear of all liens, encumbrances, attachments, security interests, pledges and charges, other than those in favor of Dyax.

         5.   BORROWER'S COVENANTS. The Borrower shall

              (a) if the Collateral is in the form of a certificated security, within the meaning of the Uniform Commercial Code, as adopted in the Commonwealth of Massachusetts (the "Code"), surrender possession of the Collateral to Dyax;

              (b) if the Collateral is in the form of an uncertificated security, within the meaning of the Code, cause Dyax to record this pledge in the records of Dyax relating to the Pledged Securities;

              (c) execute all such instruments, documents, and papers, and will do all such acts as Dyax may reasonably request now and from time to time hereafter with respect to the perfection of the security interest granted herein and the assignment effected hereby, including without limitation making payments of the proceeds of the Loan and such additional amounts as are necessary to cause the current pledgee of the certificates for the Pledged Securities to deliver such certificates to Dyax;

              (d) keep the Collateral free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges, except in favor of Dyax or created by Dyax;

              (e) deliver to Dyax, if and when received by the Borrower, any item representing or constituting any of the Collateral or, except as otherwise provided herein, proceeds of Collateral;

              (f) not cause or permit any of the Collateral presently evidenced by a written certificate to be converted to uncertificated securities, except on request of Dyax; and

              (g) not exercise any right with respect to the Collateral which would dilute or otherwise adversely affect Dyax's rights to the Collateral.

         6. DEFAULT. Upon the occurrence of a Default, any and all Liabilities of the Borrower to Dyax shall become immediately due and payable at the option of Dyax and without further notice or demand, in addition to which Dyax may exercise Dyax's rights and remedies upon Default, as set forth hereinafter. For purposes of this Agreement, a "Default" under this Agreement shall mean any of the following events: (i) an Event of Default under any Note, (ii) any representation or warranty made by the Borrower in this Agreement being untrue in any material respect when made, or (iii) failure of the Borrower to observe or perform any other covenant, agreement or other term of this Agreement and the continuation of such failure without it having been duly cured for a period of thirty (30) days after written notice thereof given by Dyax to the Borrower.

         7. EFFECT OF DEFAULT. Upon the occurrence of any Default, and at any time thereafter, unless and until the Default may be cured, Dyax shall have the right to apply the Collateral toward the satisfaction of the Liabilities, which application shall be done in accordance with Section 2.5.2 of the Executive Employment Agreement of even date between the Borrower and Dyax with respect to any Unvested Shares (as defined in such agreement), to sell or otherwise dispose of the Collateral and/or enforce and collect the Collateral for application towards (but not necessarily in complete satisfaction) of the Liabilities, in addition to all of the rights and remedies of a secured party upon default under the Code. The Borrower shall remain liable to Dyax for any deficiency remaining following such application to any Liabilities. Any and all shares of the Pledged Securities may be registered in the name of Dyax or its nominee, and Dyax or its nominee may thereafter without further notice exercise all voting and corporate rights at any meeting of any issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Securities as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer or upon the exercise by any issuer or Dyax or such nominee of any right, privilege or option pertaining to any shares of the Pledged Securities, and, in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Dyax shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing so long as it acts in good faith. The Borrower acknowledges that any exercise by Dyax of Dyax's rights upon default may be subject to compliance by Dyax with state and/or federal law governing the sale of securities. Except as otherwise provided herein, the net proceeds which Dyax shall receive from the sale of the Collateral, in accordance with the provisions hereof, shall be applied in the following manner: First, to the payment of all costs and expenses incurred by Dyax in connection with the administration and enforcement of, or the preservation of any rights under, or otherwise in connection with this Agreement (including, without limitation, the costs and expenses of retaking, holding, preparing for sale or selling of any Collateral and the reasonable fees and disbursements of its counsel and agents); Second, to the payment of all other Liabilities in such order of priority as Dyax may determine in its sole discretion; and Third, as otherwise provided by applicable law.

         8.   PRIVATE PLACEMENTS.

         (a) The Borrower recognizes that Dyax may be unable to effect a public sale of any or all of the Pledged Securities by reason of certain prohibitions contained in the federal securities laws and applicable state or foreign securities law, but may resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Dyax shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities law, or under applicable state securities law, even if the issuer would agree to do so.

         (b) The Borrower further agrees to use commercially reasonable efforts to do or cause to be done all such other acts and things (other than effect the registration of the Pledged Securities under applicable federal, state or foreign laws) as may be necessary to make such sale or sales of any portion or all of the Pledged Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Borrower's expense. The Borrower further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Dyax, and that Dyax will have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Borrower.

         9. APPOINTMENT OF DYAX AS ATTORNEY-IN-FACT. In furtherance of the remedies provided in Sections 7 and 8, the Borrower hereby designates Dyax as and for the attorney-in-fact of the Borrower after the occurrence and during the continuance of a Default to endorse in favor of Dyax any of the Collateral, to cause the transfer of any of the Collateral in such name as Dyax may from time to time determine, to cause the issuance of certificates for book entry and/or uncertificated securities, and to make demand and to initiate actions to accomplish the purposes of this Agreement. In connection with any action to enforce any of the Collateral, Dyax may make such compromise or settlement with respect to the Collateral as Dyax determines to be appropriate. After and during the continuance of a Default, and in furtherance of the remedies provided in Sections 7 and 8, Dyax shall also have and may exercise at any time all rights, remedies, powers, and discretions of the Borrower with respect to and under the Collateral. The within designation, being coupled with an interest, is irrevocable until the within instrument is terminated by a written instrument executed by a duly authorized officer of Dyax. Dyax shall not be liable for any act or omission to act pursuant to this Paragraph except for any act or omission to act which is in actual bad faith or which is grossly negligent.

         10. CUMULATIVE REMEDIES. The rights, remedies, powers, privileges, and discretions of Dyax hereunder (hereinafter, "Dyax's Rights And Remedies") shall be cumulative and not exclusive of any rights or remedies which it otherwise may have. No delay or omission by Dyax in exercising or enforcing any of Dyax's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by Dyax of any Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No exercise of any of Dyax's Rights and Remedies and no other agreement or transaction of whatever nature entered into between Dyax and the Borrower at any time shall preclude any other exercise of Dyax's Rights and Remedies. No waiver by Dyax of any of Dyax's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of Dyax's Rights and Remedies and all of Dyax's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by Dyax at such time or times and in such order of preference as Dyax in its sole discretion may determine.

         11. DEFINITION OF LIABILITIES. "Liabilities" shall mean (i) all indebtedness, obligations and liabilities of the Borrower, whether of principal, interest, fees, expenses or otherwise, now existing or hereafter contracted or incurred under or in connection with the Loan and any and all extensions, renewals, refinancings and refunding of any such indebtedness in whole or in part, (ii) all costs and expenses incurred by Dyax in the collection of any of such Borrower indebtedness, including without limitation reasonable attorneys' fees and legal expenses, and (iii) all future advances made by Dyax for the protection or preservation of the Collateral or any portion thereof.

         12.  WAIVERS BY BORROWER. The Borrower

              (a) waives presentment, demand, notice, and protest with respect to the Liabilities and the Collateral; and

              (b)  waives any delay on the part of Dyax; and

              (c) assents to any indulgence or waiver which Dyax may grant or give to the Borrower or any other person liable or obliged to Dyax for or on the Liabilities; and

              (d) agrees that no release of any property securing the Liabilities shall affect the rights of Dyax with respect to the Collateral hereunder; and

              (e) if entitled thereto, waives the right to notice and/or hearing prior to Dyax's exercising of Dyax's rights and remedies hereunder upon default.

         13. PARTIAL RELEASE UPON PAY-DOWN OF THE NOTE. Upon written notice from the Borrower that he wishes to sell some or all of the Pledged Securities and apply the proceeds of such sale to amounts due under the Note, Dyax agrees to deliver promptly to a broker designated by the Borrower and reasonably satisfactory to Dyax certificates representing such Pledged Securities, provided that such instructions include or are accompanied by irrevocable instruction from the Borrower (with signature guarantee) to the broker requiring that the net proceeds from the sale of such Pledged Securities be delivered by check payable to Dyax and that a certificate for any shares of the Pledged Securities remaining unsold be returned to Dyax.

         14. DUTIES OF DYAX. Dyax shall have no duty as to the collection or protection of the Collateral or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the possession of Dyax and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. Dyax's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

         15. BINDING AGREEMENT. This Agreement shall be binding upon the Borrower and upon the Borrower's representatives, successors, and assigns, and shall enure to the benefit of Dyax and its successors and assigns.

         16. COMPLETE AGREEMENT. This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations among Dyax and the Borrower concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be Dyax, then by a duly authorized officer thereof other than the Borrower.

         17. USE OF ORIGINALS. This Agreement and all other documents in Dyax's possession which relate to the Liabilities may be reproduced by Dyax by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and, with the exception of instruments constituting the Collateral, Dyax may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is an existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile, or further reproduction shall likewise be admissible in evidence.

         18. NOTICES. All notices, requests, demands and other communications to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or overnight courier or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to receive notice at its or his respective address set forth in the first paragraph of this Agreement or such other address as such party shall have designated by notice in writing to the other party in accordance with this section.

         19. GOVERNING LAW. This Agreement, and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the Commonwealth of Massachusetts. The Borrower submits to the jurisdiction of the courts of said Commonwealth for all purposes with respect to this Agreement and the Borrower's relationships with Dyax.


        20. SEALED INSTRUMENT. It is intended that this Agreement take effect as a sealed instrument.

         IN WITNESS WHEREOF, the undersigned has executed the foregoing Pledge Agreement as of the date first above written.



                                   -------------------------------
                                   Robert A. Dishman, individually